ABSOLUTE CORE STRATEGY ETF
SCHEDULE OF INVESTMENTS
December 31, 2020 (Unaudited)

Common Stocks — 76.68%	Shares	Fair Value

Canada — 13.88%
Energy — 4.24%
Enbridge, Inc.	50,593	$ 1,618,470

Materials — 9.64%
Agnico Eagle Mines Ltd.	19,913	1,404,066
Barrick Gold Corp.	50,458	1,149,433
Kirkland Lake Gold Ltd.	11,339	467,961
Pan American Silver Corp.	18,977	654,896
		3,676,356
Total Canada		5,294,826

Ireland — 2.31%
Health Care — 2.31%
Medtronic PLC	7,509	879,604

Total Ireland		879,604

United Kingdom — 3.95%
Consumer Staples — 3.95%
Diageo PLC - ADR	4,368	693,682
Unilever PLC - ADR	13,483	813,834
		1,507,516
Total United Kingdom		1,507,516

United States — 56.54%
Communications — 2.22%
Comcast Corp., Class A	16,174	847,518

Consumer Discretionary — 4.78%
Graham Holdings Co., Class B	852	454,440
Starbucks Corp.	7,655	818,931
TJX Cos., Inc. (The)	8,050	549,735
		1,823,106
Consumer Staples — 3.06%
Ingredion, Inc.	14,829	1,166,597

Financials — 17.64%
Alleghany Corp.(a)	1,375	830,074
Berkshire Hathaway, Inc., Class B(a)	13,107	3,039,120

See accompanying notes which are an integral part of this schedule of investments.

ABSOLUTE CORE STRATEGY ETF
SCHEDULE OF INVESTMENTS - continued
December 31, 2020 (Unaudited)

United States - 56.54% - (continued)
Financials — 17.64% - continued
Loews Corp.	38,110	$ 1,715,712
Travelers Cos., Inc. (The)	8,170	1,146,823
		6,731,729
Health Care — 4.78%
Pfizer, Inc.	34,223	1,259,749
UnitedHealth Group, Inc.	1,402	491,653
Viatris, Inc.(a)	3,988	74,735
		1,826,137
Industrials — 1.12%
Expeditors International of Washington, Inc.	4,487	426,759

Materials — 8.58%
Corteva, Inc.	34,044	1,318,184
DuPont de Nemours, Inc.	27,487	1,954,600
		3,272,784
Real Estate — 4.94%
Equity Commonwealth	42,639	1,163,192
Jones Lang LaSalle, Inc.	4,871	722,710
		1,885,902
Technology — 7.43%
Cerner Corp.	15,020	1,178,769
Cisco Systems, Inc.	23,938	1,071,226
Guidewire Software, Inc.(a)	4,541	584,563
		2,834,558
Utilities — 1.99%
Dominion Energy, Inc.	10,101	759,595

Total United States		21,574,685

TOTAL COMMON STOCKS
(Cost $24,725,103)		29,256,631

Total Investments — 76.68%
(Cost $24,725,103)		29,256,631

Other Assets in Excess of Liabilities — 23.32%		8,896,668

Net Assets — 100.00%		$ 38,153,299

(a)	Non-income producing security.

See accompanying notes which are an integral part of this schedule of investments.

ADR	- American Depositary Receipt.

At December 31, 2020, the net unrealized appreciation for federal income tax purposes was as follows:

Gross unrealized appreciation	$ 4,695,809
Gross unrealized depreciation	(185,472)
Net unrealized appreciation on investments	$ 4,510,337
Tax cost of investments	$ 24,746,294

See accompanying notes which are an integral part of this schedule of investments.

Absolute Core Strategy ETF

Related Notes to the Schedule of Investments

December 31, 2020

(Unaudited)

The Absolute Core Strategy ETF (the “Fund”) is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Transactions and Related Income - The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Distributions received from investments in real estate investment trusts (“REITs”) that represent a return of capital or capital gain are recorded as a reduction of the cost of investment or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Fund’s investments in REITs are reported to the Fund after the end of the calendar year; accordingly, the Fund estimates these amounts for accounting purposes until the characterization of REIT distributions is reported. Estimates are based on the most recent REIT distributions information available. Withholding taxes on foreign dividends and related reclaims have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Foreign Currency Translation – The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange each business day to determine the value of investments, and other assets and liabilities. Purchases and sales of foreign securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuation arising from changes in market prices of securities held. These fluctuations are included with the realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at period end, resulting from changes in exchange rates.

Securities Valuation and Fair Value Measurements - The Fund values its portfolio securities at fair value as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern time) on each business day the NYSE is open for business. Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained and available from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date
•	Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

Absolute Core Strategy ETF

Related Notes to the Schedule of Investments - continued

December 31, 2020

(Unaudited)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange-traded security is generally valued at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. When using the market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with policies established by and under the general supervision of the Board. Under these policies, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

In accordance with the Trust’s valuation policies, Absolute Investment Advisers LLC (the “Adviser”) and/or St. James Investment Company LLC (the “Sub-Adviser”) is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single method exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of a security being valued by the Adviser and/or Sub-Adviser would be the amount that the Fund might reasonably expect to receive upon the current sale. Methods that are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair-value pricing is permitted if, in the Adviser and/or Sub-Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Adviser and/or Sub-Adviser is aware of any other data that calls into question the reliability of market quotations.

The following is a summary of the inputs used in valuing the Fund’s investments as of December 31, 2020:

Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Common Stocks*	$ 29,256,631	$ -	$ -	$ 29,256,631
Total	$ 29,256,631	$ -	$ -	$ 29,256,631

* Refer to the Schedule of Investments for sector classifications.

The Fund did not hold any investments during the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.